SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 5, 2004

DEB SHOPS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-12188	23-1913593

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9401 Blue Grass Road, Philadelphia, PA	19114

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 676-6000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

     The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99	Press release, dated February 5, 2004, captioned “DEB SHOPS, INC. REPORTS SALES FOR JANUARY, THE FOURTH QUARTER AND THE FULL YEAR ENDED JANUARY 31, 2004; MANAGEMENT ALSO ANNOUNCES INTERNET SALES CHANNEL UPGRADE”

Item 12.      Results of Operations and Financial Condition.

     On February 5, 2004, Deb Shops, Inc. (the “Company”) issued a press release announcing its sales results for January 2004 and for its fourth quarter and fiscal year ended January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.

     The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEB SHOPS, INC.

Dated: February 5, 2004	By:	Barry J. Susson

Barry J. Susson Chief Financial Officer

EXHIBIT INDEX

     The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99*	Press release, dated February 5, 2004, captioned “DEB SHOPS, INC. REPORTS SALES FOR JANUARY, THE FOURTH QUARTER AND THE FULL YEAR ENDED JANUARY 31, 2004; MANAGEMENT ALSO ANNOUNCES INTERNET SALES CHANNEL UPGRADE”

     * Filed electronically herewith.